                                                                   Exhibit 10.10

                     INSIGHT HEALTH SERVICES HOLDINGS CORP.
                             2001 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

                  AGREEMENT is dated as of June 29, 2001 between InSight Health Services Holdings Corp., a Delaware corporation ("Company"), and Michael S. Madler ("Optionee"). This Agreement shall become effective as of the Effective Time.

                  The stockholders and the Board of Directors of the Company ("Board") have adopted the InSight Health Services Holdings Corp. 2001 Stock Option Plan ("Plan") of the Company for the purpose of advancing the interests of the Company by providing certain individuals with an opportunity to develop a proprietary interest in the Company, which will thereby create strong performance incentives for such individuals to maximize the growth and success of the Company and its subsidiaries and will encourage such individuals to remain in the employ of the Company or any of its subsidiaries.

                  The Optionee is a full time employee of the Company or its subsidiaries, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the grant by the Company of a stock option to the Optionee.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Optionee, as of the Effective Time, a stock option ("Option") to purchase up to 24,000 shares ("Option Shares") of the common stock, par value $0.001 per share, of the Company ("Common Stock") from time to time during the Option Period at the price of $8.37 per share ("Option Price").

                  2. Option Period. The Option shall be exercisable only during the Option Period. In addition, upon the Expiration Date, the Option shall cease to be exercisable and have no further force or effect whatsoever.

                  3. Vesting and Exercisability. The Option shall be vested and exercisable as of the Effective Time.

                  4. Termination of Employment. Upon termination of the Optionee's employment with the Company, the Option granted herein shall be treated in accordance with the Plan.

                  5. Timing and Method of Exercise. In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, the Optionee (or in the case of exercise after the Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must comply with the provisions of Section 8 of the Plan. A form of exercise notice is attached hereto as Exhibit A.

                  6. Termination of Existing Options. Immediately prior to the Effective Time, the stock options set forth on Exhibit B granted to the Optionee pursuant to any of the Company's stock option plans and any stock option agreement entered into in connection therewith shall be terminated in their entirety and be of no further force and effect. In addition, the Optionee irrevocably waives any and all rights and benefits the Optionee has thereunder.

                  7. Stockholders Agreement. Not later than the Effective Time, the Optionee hereby agrees to execute the stockholders agreement by and among the Company and the parties named therein (the "Stockholders Agreement"), and pursuant thereto, the Option and the Common Stock underlying the Option shall be subject to the terms of the Stockholders Agreement.

                  8. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, devisees, legal representatives and permitted assigns, in each case, subject to the Stockholders Agreement, of the Optionee and the successors and assigns of the Company.

                  9. Liability of the Company. The inability of the Company, despite its best efforts, to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Company of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

                  10. Construction. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan.

                  11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

                  12. Warranties and Obligations of the Optionee.

                           (a) The Optionee represents, warrants and agrees that
the Optionee will acquire and hold the Option Shares for the Optionee's own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with federal and state securities laws, and that the Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any Option Shares (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof), except pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended ("1933 Act"), which Registration Statement has become effective and is current with respect to the shares being offered or sold, or
(ii) a specific exemption from the registration requirements of the 1933 Act, the availability of which exemption shall be


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
the subject matter of an opinion of counsel reasonably acceptable to the Company that no registration under the 1933 Act is required with respect to such offer, sale, distribution, pledge, grant or other disposition or transfer.

                           (b) The Optionee acknowledges that the Optionee
understands that (i) the Option has been granted and the shares to be sold to the Optionee upon exercise of the Option will be sold to the Optionee pursuant to an exemption from the registration requirements in the 1933 Act until such time as the Company shall file a Registration Statement under the 1933 Act which has become effective and is current with respect to the shares being offered or sold and in this connection the Company is relying in part on the representations set forth in this Agreement; (ii) such shares must be held indefinitely unless they are registered or an exemption from registration becomes available under the 1933 Act and the securities laws of any state; (iii) the Company is under no obligation to register such shares or to comply with any exemption from such registration, including those portions of Rule 144 under the 1933 Act to be complied with by the Company; (iv) if Rule 144 is available for sales of such shares, and there is no assurance that the Optionee will ever be able to sell under Rule 144, such sales in reliance upon Rule 144 may be made only after the shares have been held for the requisite holding period and then only in limited amounts in accordance with the conditions of that Rule, all of which must be met; and (v) the Optionee must, therefore, continue to bear the economic risks of the investment in such shares for an indefinite period of time after the exercise of the Option.

                           (c) The Optionee acknowledges that the Optionee has
had the opportunity to ask questions of, and receive answers from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which the Optionee is acquiring the Option and may subsequently acquire Option Shares. The Optionee further acknowledges that the Optionee understands that the Company may use the proceeds from the exercise of the Option for general corporate purposes.

                           (d) Immediately prior to the exercise of all or any
portion of the Option, the Optionee shall deliver to the Company a signed statement, in a form satisfactory to the Company, confirming that each of the representations, warranties, acknowledgments and agreements contained in this
Section is true as to the Optionee as of the date of such exercise.

                           (e) The Optionee understands that all certificates
representing shares transferred pursuant to this Agreement, unless made pursuant to an appropriate Registration Statement under the 1933 Act, will bear the following restrictive legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred or hypothecated without prior registration under said Act or an exemption therefrom established to the satisfaction of the issuer."

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
                           (f) If the legal counsel of the Company, at the
request of the Company, advises it that registration under the 1933 Act of the shares deliverable upon the exercise of the Option is required prior to delivery thereof, or that listing of such shares on any exchange is required prior to delivery thereof, the Company shall not be required to issue or deliver such shares unless and until such legal counsel shall advise that such registration and/or listing has been completed and is then effective, or is not required.

                  13. Severability. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

                  14. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. For purposes of interpreting this Agreement, the following definitions shall also apply:

                           (a) "Effective Time" shall have the meaning set forth
in the Agreement and Plan of Merger, by and among InSight Health Services Holdings Corp., JWCH Merger Corp. and InSight Health Services Corp.

                           (b) "Expiration Date" means, unless earlier
terminated pursuant to the terms of this Agreement or the Plan, the day immediately preceding the tenth anniversary of the Effective Time.

                           (c) "Option Period" means the period commencing at
the Effective Time and, unless earlier terminated in accordance with Section 4, ending on the close of business on the Expiration Date.




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
                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf and the Optionee has also executed this Agreement in duplicate, all as of the date first above written.

                               INSIGHT HEALTH SERVICES HOLDINGS CORP.


                               By:/s/ Mark J. Tricolli
                                  ----------------------------------------------
                               Name:    Mark J. Tricolli
                               Title:   Vice President & Secretary

                               OPTIONEE

                               /s/ Michael S. Madler
                               -------------------------------------------------
                                Michael S. Madler



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
                                    EXHIBIT A








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
                      Form of Stock Option Exercise Notice

Optionee Information:

Name:                               Social Security Number:        -      -
         ------------------                                   ----   ----   ----

Address:                            Employee Number:
         ------------------                                   ------------------

         ------------------


Option Information:

Date of Grant of Option:
                          ------------------

Exercise Price per Share: $ 8.37

Total number of shares of Common Stock of the

Company covered by the Option:                         shares
                                             ---------

Exercise Information:

Number of shares of Common Stock of the Company for which Option is being exercised now:

                             (hereinafter referred to as "Purchased Shares")
                  -------

Form of payment enclosed (CHECK ALL THAT APPLY):

:        Check for $ _____ made payable to InSight Health Services Holdings
         Corp.

: Certificate(s) for ___ shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date when this notice is received by the Company.)

: Attestation Form covering _____ shares of Common Stock of the Company (These shares will be valued as of the date when this notice is received by the Company.)


 Names in which the Purchased Shares should be registered (YOU MUST CHECK ONE):


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
:        In my name only

: In the name of my spouse and myself as joint tenants with the right of survivorship. My spouse's name is: ___________________. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

The certificate(s) of the Purchased Shares shall be sent to the following address:

         --------------------

         --------------------

         --------------------


I hereby acknowledge that I am acquiring the Purchased Shares subject to all terms and conditions of the InSight Health Services Holdings Corp. 2001 Stock Option Plan Stock Option Agreement dated June ___, 2001.

                                            -------------, -------------
                                                Place          Date

                                            ---------------------------
                                                Name:



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
                                    EXHIBIT B

            Plan                       Number of Options Terminated              Option Price
            ----                       ----------------------------              ------------
  InSight Health Services                         24,000                             $8.37
Corp. 1999 Stock Option Plan





                                                                          Madler



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